UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 1, 2006

CENTER BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	2-81353	52-1273725
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2455 Morris Avenue, Union, New Jersey	07083
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective January 1, 2006, the Board of Directors of the Registrant named John J. DeLaney, Jr. to the Board of Directors of the Registrant. Mr. DeLaney is an Attorney and Partner with the law firm of Cooper Rose & English (Summit, New Jersey) and, served as the Mayor of Morristown, New Jersey from 1998 through 2005. He did not seek a third term in office.  Mr. DeLaney, personally and as a trustee, is a depositor of the Registrant’s bank subsidiary.

Mr. DeLaney has been named to the Compensation Committee, Nominating Committee and Executive Committee of the Boards of Directors of the Registrant and the Registrant’s bank subsidiary.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 - Press release, dated January 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER BANCORP, INC.

By:	/s/ Anthony C. Weagley
Name: Anthony C. Weagley
Title: Chief Financial Officer

Dated: January 3, 2006

EXHIBIT INDEX

Exhibit 99.1 - Press release, dated January 3, 2006.